UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 19, 2005


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-17072                 11-2844247
         --------                       -------                 ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                       11706
-------------------------------------------                       -----
(Address of principal executive offices)                        (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             AUDIT REPORT OR COMPLETED INTERIM REVIEW.
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    1.     On or about December 19, 2005, in connection with preparing its response to a comment letter that Windswept Environmental Group, Inc.
(the "Company") received from the Securities and Exchange Commission in relation to its review of the Company's registration statement on Form S-1 filed on October 3, 2005 and after a review of all pertinent facts, the Company concluded that the Company's financial results for its:

        a. thirteen weeks ended September 27, 2005 contained in the Company's Quarterly Report on Form 10-Q for the quarter ended September 27, 2005 (the "Form 10-Q") must be amended and restated in order to adjust certain amounts recorded to deferred financing costs and credited to additional paid-in capital in connection with the Company's transaction with Laurus Master Fund, Ltd. on June 30, 2005; and
        b. fiscal year ended June 28, 2005 contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2005, as amended on October 26, 2005 (the "Form 10-K"), in order to adjust and reclassify costs and liabilities relating to variable equity based compensation and to reclassify the recovery of a claim not billed in prior years.

           The Company expects the Form 10-K restatement to reduce its previously reported net income for the fiscal year ended June 28, 2005 by approximately $29,000 to approximately $53,000. The Company also expects to report in the Form 10-K restatement net income (loss) attributable to common shareholders of approximately ($30,000) compared to net income attributable to common shareholders of $4,441 previously reported. The Company does not expect the Form 10-Q restatement to have a material balance sheet or income statement effect. No assurance can be given, however, that the final restatements will not differ from the foregoing.

    2. The Company is in the process of reviewing the circumstances underlying the restatements and expects to disclose its conclusions in amendments to its Form 10-K and Form 10-Q filings, which it plans to file as soon as practicable. At present, the Company does not believe that the errors were attributable to any material non-compliance by the Company with any financial reporting requirements under the federal securities laws.

    3. The Company's chief executive officer, chief financial officer and principal accounting officer and members of the Company's audit committee have discussed the matters disclosed herein with the Company's independent auditor, Massella & Associates, CPA, PLLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WINDSWEPT ENVIRONMENTAL GROUP, INC.



                                         By:  /s/ Andrew C. Lunetta
                                             ----------------------------------
                                             Andrew C. Lunetta, Vice President


Date:    December 23, 2005


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